SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a)
                of the Securities Exchange Act of  1934


 Filed by the Registrant   X
                         -----
 Filed by a Party other than the Registrant
                                            -----
 Check the appropriate box:

       Preliminary Proxy Statement
 ---

       Confidential, for Use of the Commission Only (as
       permitted by Rule 14a-6(e)(2))
 ---

  X    Definitive Proxy Statement
 ---

       Definitive Additional Materials
 ---

       Soliciting Material Pursuant to section 240.14a-11(c) or
       section 240.14a-12
 ---

            DELAWARE GROUP DIVIDEND & INCOME FUND, INC.
     ---------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)


     ----------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement if
                        other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):


  X    No fee required.
 ---
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      6(i)(4) and 0-11.
 ---

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  transaction applies:

            N/A
       -----------------------------------------------------
       2) Aggregate number of securities to which transaction applies:

            N/A
       -----------------------------------------------------


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            N/A
       -----------------------------------------------------

       4) Proposed maximum aggregate value of transaction:

            N/A
       -----------------------------------------------------

       5)  Total fee paid:

            N/A
       -----------------------------------------------------


       Fee paid previously with preliminary materials.
 ---

       Check box if any part of the fee is offset as provided by
 --- Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the
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       1) Amount Previously Paid:

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       ------------------------------

       2) Form, Schedule or Registration Statement No.:

            N/A
       -------------------------------

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            N/A
       -------------------------------

       4) Date Filed:

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       -------------------------------





                         SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a)
                of the Securities Exchange Act of  1934


 Filed by the Registrant   X
                         -----
 Filed by a Party other than the Registrant
                                            -----
 Check the appropriate box:

       Preliminary Proxy Statement
 ---

       Confidential, for Use of the Commission Only (as
       permitted by Rule 14a-6(e)(2))
 ---

  X    Definitive Proxy Statement
 ---

       Definitive Additional Materials
 ---

       Soliciting Material Pursuant to section 240.14a-11(c) or
       section 240.14a-12
 ---

          DELAWARE GROUP GLOBAL DIVIDEND & INCOME FUND, INC.
     ---------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)


     ----------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement if
                        other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):


  X    No fee required.
 ---
      Fee computed on table below per Exchange Act Rules 14a-
      6(i)(4) and 0-11.
 ---

       1) Title of each class of securities to which transaction applies:

            N/A
       -----------------------------------------------------
       2) Aggregate number of securities to which transaction applies:

            N/A
       -----------------------------------------------------


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            N/A
       -----------------------------------------------------

       4) Proposed maximum aggregate value of transaction:

            N/A
       -----------------------------------------------------

       5)  Total fee paid:

            N/A
       -----------------------------------------------------


       Fee paid previously with preliminary materials.
 ---

       Check box if any part of the fee is offset as provided by
 --- Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

            N/A
       ------------------------------

       2) Form, Schedule or Registration Statement No.:

            N/A
       -------------------------------

       3) Filing Party:

            N/A
       -------------------------------

       4) Date Filed:

            N/A
       -------------------------------








 DELAWARE GROUP DIVIDEND AND
 INCOME FUND, INC.

 DELAWARE GROUP GLOBAL DIVIDEND
 AND INCOME FUND, INC.














 PROXY STATEMENT

 Notice of Joint
 Annual Meeting
 of Shareholders


 JULY 15, 1997













DELAWARE
 GROUP


DELAWARE GROUP


1818 Market Street, Philadelphia, Pennsylvania 19103

             COMBINED PROXY STATEMENT AND NOTICE OF JOINT ANNUAL
             MEETING OF SHAREHOLDERS TO BE HELD ON JULY 15, 1997
                     AT THE UNION LEAGUE OF PHILADELPHIA
               140 SOUTH BROAD STREET, PHILADELPHIA, PA  19102


To the Shareholders of:

                Delaware Group Dividend and Income Fund, Inc.
            Delaware Group Global Dividend and Income Fund, Inc.

This is your official notice that the Joint Annual Meeting (the "Meeting") of Shareholders of Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc. (individually a "Fund" and collectively the "Funds") will be held at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, PA 19102 on Tuesday, July 15, 1997 at 10:00 a.m. This Proxy Statement and the enclosed form of proxy are expected to be mailed to shareholders on or about May 27, 1997.

You are cordially invited, and urged, to attend the meeting.
Whether or not you will be able to attend the Meeting, you are urged to sign and mail the accompanying form of proxy. Each
Fund will vote separately on each item set forth below.

The purposes of the Meeting are as follows:

  1.   To elect eight Directors of each Fund.
  2.   To ratify or reject the selection of Ernst & Young
       LLP as independent auditors for each Fund.
  3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please note that the form of proxy provides a space on which you may grant or withhold authority to vote in the election of directors and to vote for or against the ratification of the selection of auditors.

PROXIES THAT ARE PROPERLY EXECUTED BUT NOT OTHERWISE
MARKED WILL BE VOTED "FOR" THE ELECTION OF THE
PROPOSED DIRECTORS AND "FOR" THE RATIFICATION OF THE
SELECTION OF AUDITORS.

The Boards of Directors have designated April 30, 1997 as the record date for shareholders entitled to vote at this Meeting.
You may cast one vote for each full share and a fractional vote for each fractional share that you held at the close of business on that day.

Your proxy with respect to either Fund is revocable by you at any time by notifying the Fund in writing or by signing another proxy. Signing a proxy will not affect your right to attend the Meeting and vote your shares in person or to give a later proxy.



/s/Wayne A. Stork
Wayne A. Stork
Chairman

May 27, 1997

                               PROXY STATEMENT

               DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
           DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

The Board of Directors of Delaware Group Dividend and Income Fund, Inc. and of Delaware Group Global Dividend and Income Fund, Inc. (individually a "Fund" and collectively the "Funds"), respectively, is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders (the "Meeting") to be held on Tuesday, July 15, 1997 at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, PA 19102 at 10:00 a.m. and any adjournments thereof. Whether or not you intend to be present at the Meeting, the Board of Directors of your Fund urges you to sign and return the proxy form which accompanies this Proxy Statement.

  Signing a proxy form does not affect your right to attend the Meeting and vote your shares in person, or your right to revoke this proxy or to sign a later proxy. Your proxy will help assure the presence of a quorum, however, and may help avoid the additional expense of a further proxy solicitation. Proxies will be voted in accordance with the instructions thereon, if any, and if no direction is made, proxies that are properly executed will be voted "FOR" each of the nominees for election as director and "FOR" the ratification of the selection of auditors. The proxies are authorized to vote in their discretion on any other matters which may properly be acted upon at this Meeting or any adjournment thereof. Under Maryland law and the Funds' constituent documents, abstentions and broker non-votes on routine matters will be included for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes (i.e., shares held in nominee name by brokers which are not voted because of lack of instructions from beneficial owners on non-directionary voting matters) do not count as votes received and have effect on proposals that require the vote of a majority votes cast at a meeting, provided a quorum exists.

  This solicitation is being made largely by mail on behalf of the Boards of Directors of the Funds, but may also be made by officers or employees of the Funds and may include telephonic, telegraphic or personal interviews. The cost of the solicitation is being borne by the Funds. The Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds' shares. This Proxy Statement and the accompanying proxy card(s) are expected to be mailed to shareholders on or about May 27, 1997.

  Your proxy with respect to a Fund is revocable by you at any time by notifying that Fund in writing at its principal executive office at 1818 Market Street, Philadelphia, Pennsylvania 19103. Shareholders retain the right to attend the Meeting and to vote their shares in person. Shareholders of record at the close of business on April 30, 1997 will be entitled to cast one vote for each full share then held and a fractional vote for each fractional share then held. As of that date, Delaware Group Dividend and Income Fund, Inc. had 14,307,000 shares outstanding, and Delaware Group Global Dividend and Income Fund, Inc. had 6,650,647 shares outstanding.

Proposal 1

ELECTION OF DIRECTORS

  Eight directors have been nominated for election to each Board as the entire Board of Directors to hold office until the next Annual Meeting of Shareholders or Special Meeting called for the purpose of electing directors and until their successors shall have been elected and shall have qualified. The nominees are: Wayne A. Stork,* Walter P. Babich, Anthony
D. Knerr, Ann R. Leven, W. Thacher Longstreth, Thomas F. Madison, Jeffrey J. Nick,* and Charles E. Peck. All of these nominees are present members of the Boards of Directors. It is not expected that any nominee will withdraw or become unavailable for election, but in case this should happen, the power given in the proxy may be used to vote for a substitute nominee or nominees as recommended by the existing Boards of Directors. Each Fund had seven board meetings during its most recently completed fiscal year. All of the directors attended at least 75% of those meetings during the time which they served as director.**

  Each Fund has a nominating committee for the purpose of proposing a list of nominees to the disinterested directors for selection and nomination for election at annual meetings of shareholders. This committee consists of three directors appointed by the Boards, two of whom are not affiliated with the Funds' investment manager, Delaware Management Company, Inc. ("DMC"), and, therefore, are not interested directors of the Funds. The selection and nomination of the disinterested directors is committed to the discretion of the disinterested directors. The disinterested directors serve in rotation. The same persons comprise the nominating committee of both Funds. During each Fund's most recently completed fiscal year, the committee consisted of Wayne A. Stork,* Walter
P. Babich and Ann R. Leven. This committee met once during that period for the purpose of determining a proposed list of nominees. In November 1996, the Boards of Directors selected Wayne A. Stork,* Ann R. Leven and W. Thacher Longstreth as the nominating committee for the period November 1996 through November 1997. This committee met once for the purpose of determining a proposed list of nominees for this Meeting. The committee presented the proposed list to the disinterested directors at their meeting on February 20, 1997. The nominating committee will consider suggestions for nominations from shareholders. Shareholders who wish to suggest candidates for nomination to the Boards of Directors at any future annual meeting should identify the candidate and furnish a statement of the person's qualifications, in writing, to the nominating committee at the principal executive office of the Funds.

  In conjunction with a merger of Lincoln National
Corporation ("LNC") and Delaware Management Holdings, Inc. ("DMH"), which was completed on April 3, 1995, and in order to comply with section 15(f) of the Investment Company Act of 1940 (the "1940 Act"), at least 75% of the directors shall not be "interested" persons of LNC, DMH or their respective affiliates for a period of three years following the completion of the merger.


 * Director affiliated with the investment manager of the Funds and therefore considered an "interested person" of the Funds as defined in the Investment Company Act of 1940.

**     Messrs. Nick* and Madison did not serve as directors
during the Funds' most recently completed fiscal year.   Pursuant
to arrangements with DMH, DMC's indirect parent, DMH has agreed to use reasonable efforts, consistent with the restrictions of the 1940 Act, and subject to fiduciary obligations of DMH and its affiliates, to have Mr. Stork, a director and employee of the Funds, retain his position as chairman of the Boards of Directors of the Funds. The agreement has no binding effect on the Funds or their shareholders.

  Set forth are the current members of each Board of Directors and nominees for election as directors, their ages and their business backgrounds. With the exception of Messrs. Nick* and Madison, each of the current directors became a director of each Fund in 1993. Messrs. Nick* and Madison each became a director of each Fund in 1997.

           Selected Information Concerning the Boards of
Directors

Nominee and Age      Principal Occupation and Business Experience
                     During the Past 5 Years

*Wayne A. Stork      Chairman, President, Chief Executive
(age 59)             Officer, Director and/or Trustee of each
                     Fund and 31 other investment companies in the Delaware Group, Delaware Management
                     Holdings, Inc., DMH Corp., Delaware
                     International Holdings Ltd. and Founders
                     Holdings, Inc.; Chairman and Director of
                     Delaware Distributors, Inc. and Delaware
                     Capital Management, Inc.; Chairman,
                     President, Chief Executive Officer, Chief
                     Investment Officer and Director of Delaware
                     Management Company, Inc.; Chairman, Chief
                     Executive Officer and Director of Delaware
                     International Advisers Ltd.; Director of
                     Delaware Service Company, Inc. and  Delaware
                     Investment & Retirement Services, Inc.;
                     during the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

Walter P. Babich     Director and/or Trustee of each Fund and 31
(age 69)             other investment companies in the Delaware
                     Group; Board Chairman, Citadel Constructors,
                     Inc., 1988 to present; Partner, I&L
                     Investors, 1988-1991; Partner, Irwin &
                     Leighton Partnership (building
                     construction), 1986-1988.



* Director affiliated with the investment manager of the Funds and therefore considered an "interested person" of the Funds as defined in the 1940 Act.

Selected Information Concerning the Boards of Directors

Nominee and Age      Principal Occupation and Business Experience
                     During the Past 5 Years

Anthony D. Knerr     Director and/or Trustee of each Fund and 31
(age 58)             other investment companies in the Delaware
                     Group; Founder and Managing Director,
                     Anthony Knerr & Associates (consulting
                     company to non-profit institutions and
                     organizations), 1991 to present; Founder and Chairman, The Publishing Group, Inc., 1988-
                     1990; Executive Vice President/Finance and
                     Treasurer, Columbia University, 1982-1988;
                     Lecturer for English, Columbia University,
                     1987-1989.

Ann R. Leven         Director and/or Trustee of each Fund and 31
(age 56)             other investment companies in the Delaware
                     Group; Treasurer, National Gallery of Art,
                     1994 to present; Director of four investment companies sponsored by Aquila Management
                     Corporation, 1985 to present; Deputy
                     Treasurer, National Gallery of Art, 1990-
                     1994; Treasurer and Chief Fiscal Officer,
                     Smithsonian Institution, 1984-1990; Adjunct
                     Professor, Columbia Business School, 1975-
                     1992.

W. Thacher           Director and/or Trustee of each Fund and 31
Longstreth           other investment companies in the Delaware
(age 76)             Group; Philadelphia City Councilman, 1984 to
                     present; Consultant, Packard Press, 1988 to present; Senior Partner, MLW, Associates
                     (business consulting), 1983 to present;
                     Director, Healthcare Services Group, 1983 to present; Director Emeritus, Tasty Baking
                     Company, 1991 to present; Director,
                     MicroLegue Micromedia, Inc. (computer game publisher), 1996 to present; Director, Tasty
                     Baking Company, 1968-1991; Vice Chairman,
                     The Winchell Company (financial printing),
                     1983-1988.

Thomas F. Madison    Director and/or Trustee of each Fund and 31
(age 61)             other investment companies in the Delaware
                     Group; President and CEO of MLM Partners,
                     Inc. from 1993 to present; Chairman of the Board, Communications Holdings, Inc., from
                     1996 to present; previously, Vice Chairman--
                     Office of the CEO, The Minnesota Mutual Life
                     Insurance Company from February to September
                     1994; President of U.S. WEST Communications-
                     -Markets from 1988-1993.  Mr. Madison
                     currently serves on the Board of Directors of Valmont Industries, Inc. (irrigation systems and steel manufacturing), Eltrax
                     Systems, Inc. (data communications
                     integration), Minnegasco, Span Link
                     Communications (software) and ACI
                     Telecentrics (outbound telemarketing and telecommunications).

           Selected Information Concerning the Boards of
Directors

Nominee and Age      Principal Occupation and Business Experience
                     During the Past 5 Years

*Jeffrey J. Nick     Director and/or Trustee of each Fund and 31
(age 44)             other investment companies in the Delaware
                     Group; President, Chief Executive Officer and Director of Lincoln National Investment
                     Companies, Inc.; Managing Director, Lincoln
                     National UK plc, 1992-1996; Senior Vice
                     President responsible for corporate planning and development, Lincoln National
                     Corporation, 1989-1992; previously, Arthur
                     D. Little, Inc. (management consultancy);
                     Chase Investment Bank (merchant banking).

Charles E. Peck      Director and/or Trustee of each Fund and 31
(age 71)             other investment companies in the Delaware
                     Group; Secretary/Treasurer, Enterprise
                     Homes, Inc., 1992 to present; Chairman and
                     Chief Executive Officer, The Ryland Group,
                     Inc. (home building), 1981-1990.

*Director affiliated with the investment manager of the Funds and therefore considered an "interested person" of the Funds as defined in the 1940 Act.


Standing Committees
  In addition to the nominating committee described on page
3, each Fund has an audit committee for the purpose of overseeing the quality of financial reporting and the internal controls of the Fund and for such other purposes as the Board of Directors may from time to time direct. The committee consists of three directors appointed by the Board, all of whom are considered to be "disinterested persons" under the 1940 Act. Members of the audit committee serve for three years or until their successors have been appointed and qualified. The audit committee for each Fund consists of Walter P. Babich, Anthony D. Knerr and Ann R. Leven; Ms. Leven serves as the Chairperson. Each member of the audit committee has served for a three-year term and each continues to serve. During the last fiscal year of each Fund, the audit committee met in December of 1995 and February, June and November of 1996 to review internal audit reports, receive reports on internal control systems and plan for the audits of the Funds by the independent auditors. The Boards of Directors have no compensation committees.

Officers
  Exhibit A lists the Executive Officers of the Funds, their ages, positions, five years' business experience and the date they first took office. The Boards of Directors and Senior Management of the Funds appoint officers each year and from time to time as necessary. The following officers of each Fund are also officers of DMC. Their positions with each Fund are shown next to their names: Wayne A. Stork (Chairman, President, Chief Executive Officer and Director); David K. Downes (Executive Vice President, Chief Operating Officer and Chief Financial Officer); Richard G. Unruh, Jr. (Executive Vice President); Paul E. Suckow (Executive Vice President/Chief Investment Officer - Fixed Income); George M. Chamberlain, Jr. (Senior Vice President/Secretary); Michael P. Bishof (Vice President/Treasurer); Joseph H. Hastings (Vice President/Corporate Controller); Lisa O. Brinkley (Vice President/Compliance); Steven T. Lampe (Vice President/Taxation); Richard J. Flannery (Vice President); Eric
E. Miller (Vice President/Assistant Secretary); Richelle S. Maestro (Vice President/Assistant Secretary); Rosemary E. Milner (Vice President/Legal); Bruce A. Ulmer (Vice President/Director of Internal Audit); Paul A. Matlack (Vice President/Senior Portfolio Manager); Gerald T. Nichols (Vice President/Senior Portfolio Manager); Babak Zenouzi (Vice President/Portfolio Manager); and Michael J. Ryan (Vice President/Trading). Wayne A. Stork is also an officer and a director of Delaware International Advisers Ltd. ("Delaware International"), Delaware Group Global Dividend and Income Fund, Inc.'s sub-adviser.

  While in the employ of Oppenheimer Management Corporation, Mr. Paul E. Suckow was the subject of an Administrative Proceeding brought by the U.S. Securities and Exchange Commission ("SEC"). As a result of this proceeding, Mr. Suckow was found to have violated Section 34(b) of the 1940 Act by failing properly to disclose material facts in certain books and records. By order of the SEC dated December 1, 1992, Mr. Suckow was suspended from the business for 120 days.

  Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that directors, certain officers, and persons who own more than ten percent of each Fund's common stock, as well as each Fund's investment advisers and certain affiliated persons of those investment advisers, file with the SEC and the New York Stock Exchange reports of their ownership and changes in ownership of such common stock on Forms 3, 4 and 5. Such filing persons are required by SEC regulations to furnish to each Fund copies of all Forms 3, 4 and 5 that they file.

  Based upon a review of these filings and certain written representations from such persons that no other reports were required to be filed, the Funds believe that, except as noted, the requirements of Section 16 were met. Delaware Group Dividend and Income Fund, Inc. notes that a Form 4 was not filed on a timely basis on behalf of Bernard P. Schaffer, a former Vice President/Senior Portfolio Manager of the Fund and of DMC. Delaware Group Global Dividend and Income Fund, Inc. notes that a Form 3 was not filed on a timely basis on behalf of George E. Deming, a director of Delaware International, sub-adviser to the Fund.

  As of March 31, 1997, W. Thacher Longstreth owned 1,000 shares of Delaware Group Dividend and Income Fund, Inc. and 1,118 shares of Delaware Group Global Dividend and Income Fund, Inc. In addition, all directors as a group owned 8,556,680 shares in all the funds of the Delaware Group.

  As of March 31 1997, all directors and executive officers of each Fund, as a group, owned 1,000 (less than 1%) of the outstanding shares of Delaware Group Dividend and Income Fund, Inc., and 1,118 (less than 1%) of the outstanding shares of Delaware Group Global Dividend and Income Fund, Inc.

Remuneration of Directors
  Set forth below is a Compensation Table listing, for each director entitled to receive compensation, the aggregate compensation received from each Fund and the total compensation received from all funds in the Delaware Group for the fiscal year ended November 30, 1996, and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees.



                                                               Estimated
                                                              Pension or          Annual
                        Aggregate           Aggregate          Retirement       Benefits
                       Compensation       Compensation          Benefits           Upon            Total
                       from Delaware       from Delaware        Accrued        Retirement         Compen-
                                                                                                   sation
                       Group Dividend      Group Global        as Part of       from all 18     from all 18
                        and Income         Dividend and        each Fund's     Delaware Group     Delaware
         Name           Fund, Inc.        Income Fund, Inc.     Expenses           Funds*       Group Funds

W. Thacher Longstreth      $1,752            $1,550             None              $30,000         $45,144
Ann R. Leven               $2,072            $1,841             None              $30,000         $53,280
Walter P. Babich           $1,888            $1,663             None              $30,000         $49,144
Anthony D. Knerr           $2,038            $1,813             None              $30,000         $52,280
Charles E. Peck            $1,902            $1,700             None              $30,000         $48,280

 * Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of November 30, 1996, he or she would be entitled to annual payments totaling $30,000, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.


 Required Vote
  As to each director of a Fund, a plurality of all votes cast by shareholders of such Fund shall be required to elect such director. This means that the eight nominees receiving the largest number of votes will be elected.

 Proposal 2

 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors of each Fund has selected Ernst &
 Young LLP ("E&Y") as independent auditors of such Fund for the current fiscal year and shareholders are asked to ratify this selection. A representative from E&Y will be present at the Meeting. The representative of E&Y will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. The Funds' audit committees meet periodically with the representatives of E&Y to receive reports from E&Y and plan for the Funds' audits.

 Required Vote
  With respect to each Fund, the affirmative vote of a majority of votes cast at the Meeting is required to ratify the selection of E&Y as independent auditors for such Fund.

 Recommendation of the Boards of Directors
  The Board of Directors of each Fund recommends that the shareholders of that Fund ratify the selection of E&Y as independent auditors for such Fund for the current fiscal year.

 OTHER INFORMATION

 Investment Manager
  DMC, One Commerce Square, Philadelphia, PA 19103, serves as investment manager to each Fund. Delaware International, Veritas House, 3rd Floor, 125 Finsbury Pavement, London, England EC2A 1NQ, serves as sub-adviser to Delaware Group Global Dividend and Income Fund, Inc.

  On April 3, 1995, DMH and LNC merged and DMH became an indirect, wholly owned subsidiary of LNC. DMH, through its indirect, wholly owned subsidiary Delaware Voyageur Holdings, Inc., owns 100% of the voting securities of DMC. DMH, through its wholly owned subsidiary DMH Corp., directly owns 81.1% of the voting securities of Delaware International and indirectly owns the remaining 18.9% of the voting securities of Delaware International through DMH Corp.'s wholly owned subsidiary, Delaware International Holdings Ltd. LNC, through its wholly owned subsidiary Lincoln National Investment Companies, Inc., owns 100% of the outstanding shares of common stock of DMH, and may be deemed to control DMH. The address of DMH is One Commerce Square, Philadelphia, PA 19103. The address of DMH Corp. is Foulkstone Plaza, 1403 Foulk Road, Suite 102, Wilmington, DE 19803. The address of Delaware International Holdings Ltd. is Clarendon House, Church Street West, Hamilton HM DX, Bermuda. The address of Delaware Voyageur Holdings, Inc. is One Commerce Square, Philadelphia, PA 19103. The address of LNC and Lincoln National Investment Companies, Inc. is 200 East Berry Street, Fort Wayne, IN 46802.

 Administrator
  Princeton Administrators, L.P., 800 Scudders Mill Road,
 Plainsboro, NJ 08536, serves as administrator to each Fund.

 Shareholder Proposals
  If a Fund holds an annual meeting of shareholders in 1998, shareholder proposals for that meeting must be received no later than January 27, 1998. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at its principal executive office.

  The most recent Annual and Semi-Annual Reports for each Fund are available at no cost to its shareholders, upon written or oral request, by contacting the respective Fund at 1818
 Market Street, Philadelphia, Pennsylvania 19103, or by calling
 1-800-523-4640.

  The following shareholders owned the percentages listed of the Funds as of March 31, 1997: Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004, owned 13,953,973 shares, which was 97.53% of the outstanding shares of Delaware Group Dividend & Income Fund, Inc.; and Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004, owned 6,415,711 shares, which was 96.47% of the outstanding shares of Delaware Group Global Dividend & Income Fund, Inc. The Funds have been advised that the shares held by Cede & Co. as the record owner are for the benefit of others.


  /s/Wayne A. Stork
  Wayne A. Stork
  Chairman
  May 27, 1997


                                  EXHIBIT A

                     EXECUTIVE OFFICERS OF THE FUNDS


 The following individuals are executive officers of the Funds:

 NAME            AGE  BUSINESS EXPERIENCE DURING PAST FIVE
                      YEARS

 Wayne A. Stork  59   Mr. Stork has served as Chairman,
                      President, Chief Executive Officer and
                      Director for the Funds since their
                      inception in 1993. Mr. Stork also serves in such capacity for the other funds in the Delaware Group. He also serves as Chairman, President, Chief Executive
                      Officer and Director for Delaware
                      Management Holdings, Inc., DMH Corp.,
                      Delaware International Holdings Ltd. and
                      Founders Holdings, Inc.; Chairman and
                      Director for Delaware Distributors, Inc.
                      and Delaware Capital Management, Inc.;
                      Chairman, President, Chief Executive
                      Officer, Chief Investment Officer and
                      Director for Delaware Management Company,
                      Inc.; Chairman, Chief Executive Officer
                      and Director for Delaware International
                      Advisers Ltd.; and Director for Delaware
                      Service Company, Inc. and Delaware
                      Investment & Retirement Services, Inc.
                      During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

 Richard G. Unruh,
 Jr.             57   Mr. Unruh has served as Executive Vice
                      President for the Funds since 1994.  Mr.
                      Unruh also serves in such capacity for
                      the other funds in the Delaware Group.
                      He also serves as Executive
                      Vice Presidentand Director for Delaware
                      Management Company, Inc.; Senior Vice
                      President for Delaware Management
                      Holdings, Inc. and Delaware Capital
                      Management, Inc.; and Director for
                      Delaware International Advisers Ltd.
                      During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.


                     EXECUTIVE OFFICERS OF THE FUNDS


 NAME            AGE  BUSINESS EXPERIENCE DURING PAST FIVE
                      YEARS

 Paul E. Suckow  49   Mr. Suckow has served as Executive Vice
                      President/Chief Investment Officer, Fixed
                      Income for the Funds since 1995
                      (previously he was Senior Vice
                      President/Chief Investment Officer, Fixed
                      Income for the Funds since 1993).  Mr.
                      Suckow also serves as Executive Vice
                      President/Chief Investment Officer, Fixed
                      Income for the other funds in the
                      Delaware Group.  He also serves as
                      Executive Vice President/Chief Investment
                      Officer, Fixed Income for Delaware
                      Management Company, Inc.; Executive Vice
                      President and Director for Founders
                      Holdings, Inc.; Senior Vice
                      President/Chief Investment Officer, Fixed
                      Income for Delaware Management Holdings,
                      Inc.; Senior Vice President for Delaware
                      Capital Management, Inc.; and Director
                      for Founders CBO Corporation.  Since
                      April 1993, Mr. Suckow has served in
                      various executive capacities at different times within the Delaware organization.
                      Before returning to the Delaware Group in April 1993, Mr. Suckow was Executive Vice
                      President and Director of Fixed Income
                      for Oppenheimer Management Corporation,
                      New York, NY from May 1985 to November
                      1992.  Prior to that, Mr. Suckow was a
                      fixed income portfolio manager for the
                      Delaware Group.


                     EXECUTIVE OFFICERS OF THE FUNDS


 NAME            AGE  BUSINESS EXPERIENCE DURING PAST FIVE
                      YEARS

 David K. Downes 57   Mr. Downes has served as Executive Vice
                      President/Chief Operating Officer for the
                      Funds since 1997.  He has also served as
                      Chief Financial Officer for the Funds
                      since 1993.  Previously, Mr. Downes
                      served as Senior Vice President and Chief
                      Administrative Officer for the Funds
                      since their inception in 1993.   Mr.
                      Downes also serves as Executive Vice
                      President/Chief Operating Officer/Chief
                      Financial Officer for the other funds in the Delaware Group. He is also Executive
                      Vice President/Chief Operating
                      Officer/Chief Financial Officer and
                      Director for Delaware Management Company,
                      Inc., DMH Corp., Delaware Distributors,
                      Inc., Founders Holdings, Inc., Delaware
                      International Holdings, Inc. and Delaware
                      Capital Management, Inc.; Chairman and
                      Director for Delaware Management Trust
                      Company and Delaware Investment &
                      Retirement Services, Inc.; Executive Vice
                      President/Chief Operating Officer/Chief
                      Financial Officer for Delaware Management
                      Holdings, Inc.; President/Chief Executive
                      Officer/Chief Financial Officer and
                      Director for Delaware Service Company,
                      Inc.; Senior Vice President/Chief
                      Administrative Officer/ Chief Financial
                      Officer for Delaware Distributors, L.P.;
                      and Director for Delaware International
                      Advisers Ltd.  Since September 1992, Mr.
                      Downes has served in various executive
                      capacities at different times within the Delaware organization. Before joining the Delaware Group in 1992, Mr. Downes was Chief Administrative Officer, Chief
                      Financial Officer and Treasurer of
                      Equitable Capital Management Corporation,
                      New York, from December 1985 through
                      August 1992, Executive Vice President
                      from December 1985 through March 1992 and
                      Vice Chairman from March 1992 through
                      August 1992.

                     EXECUTIVE OFFICERS OF THE FUNDS


 NAME            AGE  BUSINESS EXPERIENCE DURING PAST FIVE
                      YEARS

 George M.
 Chamberlain,
 Jr.             50   Mr. Chamberlain has served as Senior Vice
                      President and Secretary  for the Funds
                      since their inception in 1993.  Mr.
                      Chamberlain also serves in the same
                      capacity for the other funds in the
                      Delaware Group. He also serves as Senior
                      Vice President and Secretary for Delaware
                      Management Holdings, Inc. and Delaware
                      Distributors, L.P.; Executive Vice
                      President, Secretary and Director for
                      Delaware Management Trust Company; Senior
                      Vice President, Secretary and Director
                      for DMH Corp., Delaware Management
                      Company, Inc., Delaware Distributors,
                      Inc., Delaware Service Company, Inc.,
                      Founders Holdings, Inc., Delaware Capital
                      Management, Inc. and Delaware Investment
                      & Retirement Services, Inc.; Secretary
                      and Director for Delaware International
                      Holdings Ltd.; and Director for Delaware
                      International Advisers Ltd.  Mr.
                      Chamberlain is also an Attorney. During the past five years, Mr. Chamberlain has served in various executive capacities at different times within the Delaware organization.

 Paul A. Matlack 37   Mr. Matlack has served as Vice
                      President/Senior Portfolio Manager for
                      the Funds since 1993. Mr. Matlack serves in the same capacity for Delaware Group
                      Income Funds, Inc., Delaware Group
                      Premium Fund, Inc., Delaware Group Global
                      & International Funds, Inc. and Delaware
                      Pooled Trust, Inc.  He also serves as
                      Vice President/Senior Portfolio Manager
                      for Delaware Management Company, Inc. and an officer for the other fixed income funds in the Delaware Group; Vice
                      President for Founders Holdings, Inc.;
                      and President and Director for Founders
                      CBO Corporation.  During the past five
                      years, Mr. Matlack has served in various executive capacities at different times within the Delaware organization.




                     EXECUTIVE OFFICERS OF THE FUNDS


 NAME            AGE  BUSINESS EXPERIENCE DURING PAST FIVE
                      YEARS


 Michael P.
 Bishof          34   Mr. Bishof has served as Vice
                      President/Treasurer for the Funds since
                      1995. Mr. Bishof also serves in the same capacity for the other funds in the Delaware Group. He also serves as Senior
                      Vice President for Delaware Management
                      Company, Inc.; Senior Vice
                      President/Treasurer for Delaware
                      Distributors, L.P. and Founders Holdings,
                      Inc.; Vice President/Treasurer for
                      Delaware Distributors, Inc. and Delaware
                      Service Company, Inc.; Assistant
                      Treasurer for Founders CBO Corporation;
                      and Vice President/Manager of Investment
                      Accounting for Delaware International
                      Holdings Ltd.  Since June 1995, Mr.
                      Bishof has served in various executive
                      capacities at different times within the Delaware organization. Before joining the Delaware Group in June 1995, Mr.
                      Bishof was a Vice President for Bankers
                      Trust, New York, NY from October 1994 to
                      June 1995; a Vice President for CS First
                      Boston Investment Management, New York,
                      NY from April 1993 to October 1994; and
                      an Assistant Vice President for Equitable
                      Capital Management Corporation, New York,
                      NY from April 1987 to April 1993.

 Babak Zenouzi   34   Mr. Zenouzi has served as Vice
                      President/Portfolio Manager for the Funds since 1997. Mr. Zenouzi also serves as Vice President/Portfolio Manager for
                      Delaware Pooled Trust, Inc., Delaware
                      Group Equity Funds V, Inc., Delaware
                      Group Income Funds, Inc. and Delaware
                      Group Premium Fund, Inc. He also serves as an officer for the other equity funds in the Delaware Group. Since July 1992,
                      Mr. Zenouzi has served in various
                      executive capacities at different times
                      within the Delaware organization. Before joining the Delaware Group in July 1992, he was with The Boston Company where he held the positions of assistant vice president, senior financial analyst, financial analyst and portfolio accountant.














                            APPENDIX A


             DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                 The undersigned hereby appoints WAYNE A. STORK and DAVID K. DOWNES, and each of them, as proxies with full power of substitution, to vote on behalf of the undersigned the same number of shares which the undersigned is then entitled to vote, at the Annual Meeting of the Shareholders of Delaware Group Dividend and Income Fund, Inc. to be held on Tuesday, July 15, 1997, at 10:00 a.m., at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, PA 19102, and at any adjournments thereof, on any matter properly coming before the meeting, and specifically as indicated on the reverse side.



                     (continued on the other side)

                                                     Please mark
                                                     your votes
                                                     as
                                               / X / indicated in
                                                     this example

  (1) To elect eight directors:        FOR all       WITHHOLD
    Wayne A. Stork, Walter P.          nominees   AUTHORITY
    Babich, Anthony D. Knerr,           listed    to vote
    Ann R. Leven, W. Thacher          (except as  for all
    Longstreth, Thomas F.               marked    nominees
    Madison, Jeffrey J. Nick,          contrary)   listed
    Charles E. Peck
    (Instructions:  To withhold           / /        / /
    authority to vote for any
    nominee, write that nominee's
    name in the space provided
    below.)

    _______________________________

  (2)  Ratification of the appointment
    of Ernst & Young LLP as the        FOR AGAINST ABSTAIN
    independent auditors.
                                       / /   / /     / /
  (3)  The undersigned authorizes the
    Proxies to vote in their
    discretion upon such other
    business as may properly come
    before the meeting.

                                   This proxy when properly
                                   executed will be voted in
                                   the manner directed herein
                                   by the undersigned
                                   shareholder.  If no
                                   direction is made, this
                                   proxy will be voted FOR
                                   items 1 and 2.

                                 ___________________________

                                 ___________________________
                                 Signature of Shareholder(s)

                                 Date_______________________

                                 Note:  Please sign your
                                   name exactly as it shown at
                                   the left.  When signing as
                                   attorney, executor,
                                   administrator, trustee,
                                   guardian or corporate
                                   officer, please give your
                                   full title as such.  EACH
                                   joint owner is requested to
                                   sign.

        Please sign, date and return this proxy promptly in the
                    enclosed postage paid envelope.




















        DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  DELAWARE GROUP                 The undersigned hereby appoints
  PROXY SERVICES                 WAYNE A. STORK and DAVID K.
  POST OFFICE BOX 9002           DOWNES, and each of them, as
  FARMINGDALE, NY  11735-9638    proxies with full power of
                                 substitution, to vote on behalf
                                 of the undersigned the same
                                 number of shares which the
                                 undersigned is then entitled to
                                 vote, at the Annual Meeting of
                                 the Shareholders of Delaware
                                 Group Global Dividend and
                                 Income Fund, Inc. to be held on
                                 Tuesday, July 15, 1997 at 10:00
                                 a.m., at the Union League of
                                 Philadelphia, 140 South Broad
                                 Street, Philadelphia, PA 19102,
                                 and at any adjournments
                                 thereof, on any matter properly
                                 coming before the meeting, and
                                 specifically as indicated
                                 below.

                                 This proxy when properly
                                 executed will be voted in the
                                 manner directed herein by the
                                 undersigned shareholder.  If no
                                 direction is made, this proxy
                                 will be voted "FOR" Items 1 and
                                 2.


  TO VOTE, MARK BLOCKS BELOW
  IN BLUE OR BLACK INK AS
  FOLLOWS /X/         DELGGD   KEEP THIS PORTION FOR YOUR RECORDS
  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
  DELAWARE GROUP GLOBAL DIVIDEND          DETACH AND RETURN
  AND INCOME FUND, INC.                   THIS PORTION ONLY

  Vote for Directors                    For Withhold For All
                                         All   All   Except
  1. To elect eight directors:
   01) Wayne A. Stork,02) Walter P.     / /   / /    / /
   Babich, 03) Anthony D. Knerr,
   04) Ann R.Leven, 05) W. Thacher
   Longstreth, 06) Thomas F.
   Madison, 07) Jeffrey J. Nick
   and 08) Charles E. Peck.

   ______________________________
   To withhold authority to vote,
   mark "For All Except" and write
   the nominee's number on the
   line below.

  Vote on Proposal                       For  Against  Abstain

  2. Ratification of the appointment     / /   / /     / /
   of Ernst & Young LLP as the
   independent auditors.

  3. The undersigned authorizes the
   proxies to vote in their
   discretion upon such other
   business as may properly come
   before the meeting.

  PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
  ENCLOSED POSTAGE PAID ENVELOPE

  NOTE:  PLEASE SIGN YOUR NAME EXACTLY AS IT IS SHOWN AT THE TOP,
  WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE,
  GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE AS
  SUCH.  EACH JOINT OWNER IS REQUESTED TO SIGN.


  __________________________           _______________________
  Shareholder sign here                Signature
  (SIGN WITHIN BOX)     Date           (Joint Owners)     Date